SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

DAFOE CORP.

(Name of Registrant as Specified in Charter)

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DAFOE CORP.

1802 N. Carson Street

Carson City, NV 89701

(775) 721-0542

_____________________________

Notice of Stockholder Action by Written Consent

December 8, 2010

Dear Stockholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on December 1, 2010 (the "Record Date"), of shares of common stock, par value $0.001 per share (the "Common Stock") of Dafoe Corp., a Nevada corporation (the "Company"), that holders of the majority of Common Stock have taken action by written consent as of December 1, 2010, to approve the following:

To authorize the Company's officers and board of directors to amend the Company’s Articles of Incorporation in the state of Nevada to change the Company’s name to “Davi Luxury Brand Group, Inc.”

Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take a stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Company’s name change.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding this action.  In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least twenty (20) days after the date this Information Statement has been mailed or furnished to our stockholders.  This Information Statement is first being mailed or furnished to stockholders on or about December 8, 2010.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTER DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matter described herein in compliance with Regulation 14C of the Exchange Act.

WE ARE NOT ASKING FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND A PROXY

Sincerely,

DAFOE CORP.

/s/ Kyle Beddome

President

December 8, 2010

DAFOE CORP.

1802 N. Carson Street

Carson City, Nevada 89701

(775) 721-0542

Information Concerning Actions by Written Consent

Date and Purpose of Written Consent

On December 1, 2010, our principal stockholder, holding 31,500,000 shares, which constitutes a majority of the voting power of our Company, took action by written consent for the purpose of approving an amendment to the Articles of Incorporation of the Company to change the Company’s name to “Davi Luxury Brand Group, Inc.” (the “Amendment”).

Stockholders Entitled to Notice

As of December 1, 2010, there were 58,860,000 shares of our Common Stock outstanding. Holders of our Common Stock are entitled to one vote per share. Stockholders of record at the close of business on December 1, 2010, will be entitled to receive this Notice and Information Statement.

Proxies

No proxies are being solicited.

Consents Required

The approval and adoption of the Amendment requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On December 1, 2010, our principal stockholders holding 31,500,000 shares, or approximately 53.5% of our issued and outstanding Common Stock as of the Record Date, delivered a written consent to us adopting the proposed Amendment set forth herein. . As such, no vote or further action of the stockholders of the Company is required to approve the Amendment. You are hereby being provided with notice of the approval of the Amendment.

For a detailed breakdown of the beneficial ownership of our Common Stock, please see Common Stock Ownership of Certain Beneficial Owners and Management below.

Purpose of Name Change

On November 30, 2010, the Company entered into an agreement (the “Purchase Agreement”) with Zenith Global Enterprises Limited, a Hong Kong company (“Zenith”), to acquire certain trade names and trademarks, an internet address, and logos that were previously used by Davi Skin, Inc. in connection with a line of luxury branded skincare products for men and women distributed by Davi Skin, Inc.  (the "Transaction").  The Company agreed to purchase these marketing assets in exchange for 15,000,000 shares of the Company’s common stock.  Closing of the Transaction is expected to occur on or about December 6, 2010 but in no event later than December 31, 2010.

The Board of Directors approved the Amendment to further the Company’s strategic business plan and ensure shareholder recognition of the Davi skin care line of products that the Company intends to market.  In order to pursue the Company’s plans to pursue the Davi skin care line of products in the marketplace and to promote a more modern “branded name”, the Board believes that this name change Amendment is in the best interest of the Company.

Effective Date of Amendment

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State of a Certificate of Amendment to our Articles of Incorporation. We intend to file the Certificate of Amendment twenty one days after this Information Statement is first mailed to shareholders.

Effect on Certificates Evidencing Shares of Dafoe Corp.

The change in the name of Dafoe Corp. to Davi Luxury Brand Group, Inc. will be reflected in its stock records by book-entry in Dafoe Corp.’s books. For those shareholders that hold physical certificates, please do not destroy or send to Dafoe Corp. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.  There will be no other effect on your rights or interest in shares of the Company that you hold. There is no material US Federal Income Tax Consequences to either the Company or its shareholders from the Amendment.

No Dissenter's Rights

Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

Common Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of December 1, 2010, regarding the beneficial ownership of the Company’s Common Stock of (i) each person known to the Company to be the beneficial owner, within the meaning of Section 13(d) of the Exchange Act, of more than 5% of the outstanding shares of Common Stock, (ii) each officer and Director of the Company, (iii) each person who has filed a written consent to the adoption of the Amendment and (iv) all executive officers and Directors of the Company as a group.   Each of the beneficial owners named below has sole voting and investment power with respect to the shares listed.  On such date, there were 58,860,000 shares of the Company’s Common Stock issued and outstanding.

Name	Shares Beneficially Owned	Percentage of Shares Outstanding
Kyle Beddome, President, CFO, Secretary and Director	31,500,000	53.5%

 Conclusion

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the Amendment.  Your consent to the Amendment is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read or obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

Neither the Securities and Exchange Commission nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this information statement is accurate or complete. Any representation to the contrary is a criminal offense.

DAFOE CORP.

By Order of the Board of Directors

By: /s/ Kyle Beddome

     Kyle Beddome, President

     December 8, 2010

EXHIBIT A

CERTIFICATE OF AMENDMENT

 CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

DAFOE CORP.

I, the undersigned officer of Dafoe Corp., a Nevada corporation, do hereby certify:

1.   First of the Articles of Incorporation of this corporation is hereby to read as follows:

“The name of the corporation is Davi Luxury Brand Group, Inc.”

2.

The action and consent of shareholders being a majority of more than 50% of the shares of common stock of the company, validly issued and outstanding on the books of the corporation, has duly authorized and voted according to written consents, there being 58,860,000 common shares validly issued and outstanding entitled to vote, there were 31,500,000 (approximately 53.5%) voted in favor of the change of the Corporation’s name to “Davi Luxury Brand Group, Inc.”

           By ________________________________

                Kyle Beddome, President